U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

       Date of Report (Date of earliest event reported): November 11, 2004

                           Commission File No. 0-28099

                             MONTEREY BAY TECH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA                                      86-0866757
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION
INCORPORATION OR ORGANIZATION)              NUMBER)

                               245 WESTRIDGE DRIVE
                          WATSONVILLE, CALIFORNIA 95076
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                  REGISTRANT'S TELEPHONE NUMBER: (831) 761-6200

                         ALADDIN SYSTEMS HOLDINGS, INC.
                  --------------------------------------------
                            REGISTRANT'S FORMER NAME

ITEM 8.01. OTHER EVENTS

      On November 11, 2004, Aladdin Systems Holdings, Inc. completed the change of its corporate name to "Monterey Bay Tech, Inc.".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONTEREY BAY TECH, INC.
(Registrant)

/s/ Jonathan Kahn                                    Date: November 16, 2004
----------------------------------------
(Jonathan Kahn, CEO and Director)